EXHIBIT 32(B)

                             FARO TECHNOLOGIES, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer and Executive Vice President, Secretary, Treasurer and Director of FARO Technologies, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the three months ended April 3, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /S/ Gregory A. Fraser
        ------------------------------------
        Gregory A. Fraser
        May 14, 2004


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